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Exhibit 10.3
AHCA CONTRACT NO. FAR001
AMENDMENT NO. 5

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency,” and HEALTHEASE OF FLORIDA, INC. D/B/A HEALTHEASE, hereinafter referred to as the “Vendor,” is hereby amended as follows:

1.	The Vendor name for this Contract is hereby changed from HEALTHEASE OF FLORIDA, INC. D/B/A HEALTHEASE to HEALTHEASE OF FLORIDA, INC.

2.
Attachment I, Exhibit 6-A, is hereby deleted in its entirety and replaced with Exhibit 6-B, attached hereto and made a part of the Contract.  All references in the Contract to Exhibit 6-A shall hereinafter refer to Exhibit 6-B.

This Amendment shall have an effective date of September 1, 2007, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract

This Amendment, and all its attachments, is hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this two (2) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Andrew Agwunobi
NAME: Todd S. Farha	NAME: Andrew C. Agwunobi, M.D.
TITLE: CEO	TITLE: Secretary
DATE: 9/4/07	DATE: 9/6/07

List of Attachments/Exhibits included as part of this Amendment:
Specify Type	Letter/ Number	Description
Exhibit	6-B	Capitation Rates for HIV/AIDS Populations for each Medicaid Reform County (1 page)

AHCA Contract No. FAR001, Amendment No. 5, Page 1 of 1

EXHIBIT 6-B
CAPTITATION RATES FOR HIV/AIDS POPULATIONS FOR EACH MEDICAID REFORM COUNTY

TABLE 5

Area: 4	County: Duval, Baker, Clay, and Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Capitation Rate
HIV (no medicare)	$1,216.29
AIDS (no medicare)	$2,394.42
HIV-SSI/Parts A & B, SSI Part B Only	$ 199.19
AIDS-SSI/Parts A & B, SSI Part B Only	$ 425.36

Area: 10	County: Broward

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Capitation Rate
HIV (no medicare)	$1,966.44
AIDS (no medicare)	$3,690.26
HIV-SSI/Parts A & B, SSI Part B Only	$ 331.60
AIDS-SSI/Parts A & B, SSI Part B Only	$ 708.10

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR001, Exhibit 6-B, Page 1 of 1
        AHCA Form 2100-0002 (Rev. NOV03)